SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   August 6, 2009
 (Date of earliest event reported)

VERSADIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28195	11-3535204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 300, 350 Jericho Turnpike, Jericho, NY		11753
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (516) 433-4149

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) On August 6, 2009, Thomas Coyle resigned his position as a director of registrant for personal reasons as set forth in his notification to registrant. A copy of the notification from Mr. Coyle setting forth his resignation is attached as an exhibit hereto.

Item 9.01   Financial Statements and Exhibits

1. Notification dated August 6, 2009 from Thomas Coyle as to his resignation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSADIAL, INC.

By:	/s/ Geoffrey Donaldson
Geoffrey Donaldson
Chief Executive Officer

Dated: August  11, 2009